UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2009

Hana Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32626	32-0064979
(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 370
South San Francisco, CA 94080
(Address of principal executive offices and Zip Code)

(650) 588-6404
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 7, 2009, Hana Biosciences, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors pursuant to which the Company agreed to sell in a private placement (the “Offering”) an aggregate of 54,593,864 units (the “Units”), each Unit consisting of (i) either (a) one share of common stock (each a “Share,” and collectively, the “Shares”), or (b) a seven-year warrant to purchase one share of common stock (collectively, the “Series A Warrant Shares”) at an exercise price of $0.01 per share (collectively, the “Series A Warrants”), and (ii) a seven-year warrant to purchase one-tenth of one share of common stock, rounded down to the nearest whole number (collectively, the “Series B Warrant Shares,” and together with the Series A Warrant Shares, the “Warrant Shares”), at an exercise price of $0.60, which represents the closing bid price of the Company’s common stock on October 7, 2009 (collectively, the “Series B Warrants,” and together with the Series A Warrants, the “Warrants”).  The closing of the transactions contemplated by the Purchase Agreement is subject to customary conditions.  The Company expects the closing to occur on or before October 9, 2009.

The Offering resulted in subscriptions to purchase 43,562,142 Units consisting of Shares and Series B Warrants at a purchase price of $0.30 per Unit, and 11,031,722 Units consisting of Series A Warrants and Series B Warrants at a purchase price of $0.29 per Unit, for a total subscription amount of approximately $16.27 million, before deducting expenses.  Of this subscription amount, approximately $12.4 million is payable to the Company in cash and approximately $3.87 million represents the satisfaction of an outstanding obligation of the Company to certain of the investors, as discussed below.

 Among the investors who are parties to the Purchase Agreement are Deerfield Private Design Fund, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situations Fund International Limited and Deerfield Private Design International, L.P. (collectively, “Deerfield”).  Prior to the Offering, the Company owed Deerfield approximately $3.87 million (the “Warrant Redemption Price”), representing the redemption price of certain warrants issued to Deerfield in connection with an October 2007 loan agreement between the parties.  Pursuant to a previously disclosed letter agreement between the Company and Deerfield dated September 3, 2009, which was attached as Exhibit 10.1 to the Company’s Form 8-K filed on September 10, 2009, Deerfield agreed to accept, in lieu of cash and subject to additional terms and conditions as set forth therein, payment of the Warrant Redemption Price in the form of the same type of securities as issued by the Company in a future financing transaction.  As contemplated by the September 2009 letter agreement, and in full satisfaction of the Warrant Redemption Price, Deerfield will receive 12,906,145 Units consisting of Shares and Series B Warrants (the “Deerfield Warrant Redemption Securities”) in the Offering.

Pursuant to the Purchase Agreement, the Company has agreed to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) covering the resale of the Shares and Warrant Shares within 30 days following the closing of the Offering, and to cause such registration statement to be declared effective within 90 days following the closing, or 120 days in the event the Securities and Exchange Commission (the “SEC”) reviews and provides comments to the registration statement. In the event the Company does not file the registration statement within such 30-day period, or if the registration statement is not declared effective by the SEC within such 90 or 120-day period, as applicable, the Company has agreed to pay liquidated damages to the investors in the amount of 1% of such investor’s aggregate investment amount for each 30-day period until the registration statement is filed or declared effective, as applicable.

In connection with the Offering, the Company engaged Piper Jaffray & Co. to serve as placement agent (the “Placement Agent”). In consideration for their services, the Company agreed to pay to the Placement Agent a placement fee of 5% of the gross proceeds from the Offering, subject to a minimum placement fee of $500,000.  The Company has also agreed to reimburse the Placement Agent for up to $50,000 of its out-of-pocket expenses incurred in connection with the Offering.  Notwithstanding the foregoing, the Placement Agent is not entitled to any placement fee with respect to the sale of the Deerfield Warrant Redemption Securities.

The forms of Series A Warrant, Series B Warrant, and Purchase Agreement, and the Company’s press release dated October 8, 2009, are attached hereto as Exhibits 4.1, 4.2, 10.1 and 99.1, respectively, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.02.

The Shares and Warrants to be sold and issued in connection with the Offering will not be registered under the Securities Act at the time of sale, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company is relying on the exemption from federal registration under Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of the Shares and Warrants have and will not involve a public offering, as each purchaser of such securities was an “accredited investor” and no general solicitation has been involved in connection with the Offering.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2009, the Company’s Board of Directors adopted amendments to the Company’s 2003 Stock Option Plan (the “2003 Plan”) and 2004 Stock Incentive Plan (the “2004 Plan”).  Pursuant to the amendments, the number of shares of common stock authorized for issuance under the 2003 Plan was reduced from 1,410,068 to 668,342, of which 399,664 shares are reserved for issuance pursuant to the exercise of outstanding stock options, and 268,678 shares have previously been issued under the 2003 Plan.  Similarly, the number of shares of common stock authorized for issuance under the 2004 Plan was reduced from 7,000,000 to 5,013,257, of which 4,545,661 shares are reserved for issuance pursuant to the exercise of outstanding stock options, and 467,596 shares have previously been issued under the 2004 Plan.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Series A Warrant to Purchase Common Stock.

4.2	Form of Series B Warrant to Purchase Common Stock.

10.1	Form of Securities Purchase Agreement entered into among the Company and certain accredited investors on October 7, 2009.

99.1	Press release dated October 8, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2009	Hana Biosciences, Inc.

	By:	/s/ John P. Iparraguirre
John P. Iparraguirre
Vice President, Chief Financial Officer

INDEX TO EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description

4.1	Form of Series A Warrant to Purchase Common Stock.

4.2	Form of Series B Warrant to Purchase Common Stock.

10.1	Form of Securities Purchase Agreement entered into among the Company and certain accredited investors on October 7, 2009.

99.1	Press release dated October 8, 2009.